UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

FundX Upgrader Funds

2012
Annual Report

September 30, 2012

Flagship Upgrader Funds
FundX Upgrader Fund
FundX Aggressive Upgrader Fund
FundX Conservative Upgrader Fund
FundX Flexible Income Fund

ETF Funds
FundX ETF Aggressive Upgrader Fund
FundX ETF Upgrader Fund

Hedged Funds
FundX Tactical Upgrader Fund
FundX Tactical Total Return Fund
FundX Upgrader Funds

FundX Upgrader Funds

Table of Contents

Shareholder Letter	3
FundX Upgrader Fund
Manager’s Discussion of Fund Performance	5
Performance Chart	6
Schedule of Investments	7
FundX Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	8
Performance Chart	9
Schedule of Investments	10
FundX Conservative Upgrader Fund
Manager’s Discussion of Fund Performance	11
Performance Chart	12
Schedule of Investments	13
FundX Flexible Income Fund
Manager’s Discussion of Fund Performance	14
Performance Chart	15
Schedule of Investments	16
FundX ETF Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	17
Performance Chart	18
Schedule of Investments	19
FundX ETF Upgrader Fund
Manager’s Discussion of Fund Performance	20
Performance Chart	21
Schedule of Investments	22
FundX Tactical Upgrader Fund
Manager’s Discussion of Fund Performance	23
Performance Chart	24
Schedule of Investments	25
FundX Tactical Total Return Fund
Manager’s Discussion of Fund Performance	27
Performance Chart	28
Schedule of Investments	29
Statements of Assets and Liabilities	32
Statements of Operations	34
Statements of Changes in Net Assets	36
Financial Highlights	44
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	60
Expense Example	61
Additional Information	68

WWW.UPGRADERFUNDS.COM

1969 – DAL Investment Company is a Registered Investment Advisor (RIA)

1976 – The firm starts publishing NoLoad FundX newsletter.

2001 –The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002 – Inception of three additional funds:  FundX Aggressive Upgrader Fund (HOTFX),   FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2007 – In response to requests for ETF-only portfolios, the firm creates FundX ETF Upgrader Fund (REMIX) and FundX ETF Aggressive Upgrader Fund (UNBOX), two funds that invest solely in exchange traded funds (ETFs).

2008 – The firm announces a new mutual fund that isn’t always fully invested: FundX Tactical Upgrader Fund (TACTX).

2009 – FundX Tactical Total Return Fund (TOTLX) combines the firm’s bond fund strategy with its Tactical approach.

2012 – DAL Investment Company is renamed FundX Investment Group.

FundX Upgrader Funds

The FundX Upgrader Funds are a series of eight mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer varying levels of potential risk and reward.

Knowledgeable Portfolio Management

We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs, and make timely portfolio changes.

A Strategy You Can Understand

The Upgrading strategy ranks noload mutual funds and ETFs based on trailing 1, 3, 6 and 12-month performance, buying top performers, then holding them only while they remain top-ranked based on near-term performance.

The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

A Portfolio that Responds to Market Changes

Market leadership rotates between large-cap and small-cap stocks, growth and value styles of investing, and global geographic regions.  We align the FundX Upgrader Fund portfolios with leadership trends. We move incrementally to top ranked funds in our scoring system by progressively selling the lower ranked funds and reinvesting in the new leaders.

FundX Upgrader Funds

September 30, 2012

Dear Shareholders,

A year ago the outlook for stocks was dismal and few expected strong markets in 2012. Although markets ended 2011 relatively flat, the year ending September 30, 2012 has been one of the best years for the U.S. stock market in more than a decade.

Markets leapt off the October 2011 lows, and despite a brief correction this spring, they have continued to surge forward in 2012. The key to success in this last year has been to simply participate.  By staying invested in spite of uncertainty and dire warnings in the media, our portfolios have prospered.  All of the FundX Upgrader Funds have participated in 2012’s gains through September 30, 2012.

Since our last Annual Report, market leadership has changed – and the FundX Upgrader Fund portfolios have changed with it. In September 2011, precious metals and utilities were leading sectors, and many of the equity FundX Upgrader Funds had exposure to these areas. But these defensive positions lagged as the market rallied in 2012, and we replaced gold and utilities funds with investments in homebuilders, biotech and technology.

The Funds also replaced mid-caps with leading large-cap U.S. growth funds and dividend-oriented funds. In a slow-growing economy, the biggest companies stand out because their earnings are more predictable. Investors turned to dividends as source of income in a low yield environment and for relative stability during volatile periods in the market.

One consistent theme in the last year was that domestic U.S. stock markets continued to lead international markets. As a result, all of the FundX Upgrader Funds continued to be positioned almost entirely in the U.S. This may be changing, however, as international markets led in the third quarter of 2012. Our investment strategy is designed to respond to changing markets, so if international markets come back in favor, we’ll start investing the FundX Upgrader Funds in international mutual and exchange traded funds.

In the global economy, investors need a global strategy like our Upgrading approach.  While some global strategies have exposure to both domestic and international investments at all times, our strategy can be allocated entirely to the U.S. or entirely overseas.

On the following pages of this Annual Report, please find specific details as to each Fund’s investment performance and a discussion of how each Fund portfolio has changed.

Sincerely,

Janet Brown
President,
FundX Investment Group

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, non-diversification, fixed income investments, and short sales. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

References to other funds should not be interpreted as an offer of these securities.

Diversification does not assure a profit or protect against a loss in a declining market.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Standard Deviation is a statistical measure of a historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

While the fund invests in no load Mutual Funds, management and other expenses still apply.  Please refer to prospectus for further details.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization.

An investment cannot be made directly in an index.

Current and future portfolio holdings are subject to risk.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund (FUNDX)

This diversified global growth portfolio is primarily invested in core equity funds and ETFs, with limited exposure to more speculative funds and ETFs. As of September 30, 2012, FUNDX held 29 funds and ETFs.

Following our Upgrading investment strategy, we attempt to capture significant market trends by shifting the FundX Upgrader Fund portfolios among mutual funds and ETFs as they become highly ranked in our scoring system.

Although FUNDX can invest globally, for the 12 months ending September 30, our strategy effectively steered the Fund away from foreign stock funds and instead kept it consistently invested in domestic U.S. stock funds.

Within the U.S., growth and dividend funds were in favor. These Funds topped our rankings this year, with slight shifts back and forth in relative strength between those two styles.  As a result, FUNDX held a mix of growth funds, such as PIMCO StocksPlus and iShares S&P 500 Growth, and dividend funds like TCW Dividend Focused.  This growth and value theme was also reflected in FUNDX’s 30% allocation to more speculative funds, which included both growth funds like PowerShares QQQ, as well as small-cap value ETFs like iShares Russell 200 Value.

Among sector funds, FUNDX held a mix of homebuilders, which are benefiting from the recovery in housing, along with healthcare and biotech.

Our strategy aims to profit from long-term market trends and seven positions have remained in the portfolio for more than a year.  T. Rowe Price Health Science (PRHSX), PowerShares QQQ Trust (QQQ), iShares S&P 500 Growth Index (IVW) and two WisdomTree ETFs all showed great staying power and contributed to FUNDX’s return.

Looking Ahead

Considering the weakness of foreign markets and the relative underperformance of active strategies that have deviated from large-cap U.S. markets, it is easy to forget that markets change. History reminds us that different segments of the market go through extended periods of outperformance at different times. Large-cap U.S. stocks have led in recent years, but they won’t always be in favor. Over time, areas of the market that aren’t currently in favor will likely become attractive and add value.

We expect that the coming years will look quite a bit different that recent markets, and we believe our flexible go-anywhere strategy will be able to take advantage of the inevitable shifts in future market leadership.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Global Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX Upgrader Fund	S&P 500 Index	Dow Jones Global Index
1 Year	22.95%	30.20%	20.85%
3 Year	7.76%	13.20%	7.63%
5 Year	-3.27%	1.05%	-1.53%
10 Year	7.47%	8.01%	9.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 99.7%
	Core Funds: 70.0%
56,117	Goldman Sachs Capital Growth Fund	$1,476,446
260,601	ING Corporate Leaders Trust Fund	6,522,852
274,900	iShares Dow Jones Select Dividend Index Fund	15,856,232
274,700	iShares High Dividend Equity Fund	16,737,471
316,000	iShares S&P 100 Index Fund	21,001,360
295,700	iShares S&P 500 Growth Index Fund	23,020,245
46,324	Mairs & Power Growth Fund	3,848,152
193	Matthews Asian Growth & Income Fund	3,480
842,688	PIMCO StocksPLUS Fund	7,584,194
310,113	PIMCO StocksPLUS Total Return Fund	2,902,657
648,645	TCW Dividend Focused Fund	7,712,386
649,489	Vanguard Equity Income Fund	15,789,083
123,800	Vanguard Growth ETF	8,963,120
266,300	Vanguard Mega Cap 300 Growth Fund	15,141,818
279,100	WisdomTree Dividend Top 100 Ex-Financial Trust	15,730,076
308,900	WisdomTree LargeCap Dividend Trust	16,878,296
	Total Core Funds	179,167,868

	Speculative Funds: 29.7%
61,200	Consumer Discretionary Select Sector SPDR Trust	2,862,324
21,500	Consumer Staples Select Sector SPDR Trust	770,345
126,579	Fidelity Capital Appreciation Fund	3,761,913
41,300	iShares Nasdaq Biotechnology Index Fund	5,882,359
334,200	PowerShares High Yield Equity Dividend Achievers Portfolio	3,235,056
246,500	PowerShares QQQ Trust	16,904,970
181,000	SPDR S&P Homebuilders ETF	4,492,420
44,300	SPDR S&P Retail ETF	2,778,496
148,157	T. Rowe Price Health Sciences	6,532,243
251,109	T. Rowe Price New Horizons Fund	9,125,317
83,500	Technology Select Sector SPDR Trust	2,574,305
447,112	Touchstone Sands Capital Select Fund*	5,767,747
257,269	Wells Fargo Advantage Growth Fund	11,342,979
	Total Speculative Funds	76,030,474
	Total Investment Companies
	(Cost $233,624,510)	255,198,342

	SHORT-TERM INVESTMENTS: 0.1%
239,971	Fidelity Government Portfolio - Institutional, 0.01%#	239,971
	Total Short-Term Investments
	(Cost $239,971)	239,971
	Total Investments: 99.8%
	(Cost $233,864,481)	255,438,313
	Other Assets in Excess of Liabilities: 0.2%	660,032
	Net Assets: 100.0%	$256,098,345

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund (HOTFX)

The FundX Aggressive Upgrader Fund takes on more risk in the hope of achieving higher potential returns over time. The Fund typically holds a greater portion of its portfolio in sector and other more aggressive funds than in core diversified funds. As of September 30, 2012, HOTFX held 24 funds and ETFs.

As with our other equity funds, we manage HOTFX using our Upgrading investment strategy, which aims to track major market trends. Although HOTFX can invest globally, for the 12 months ending September 30, our strategy effectively steered the Fund away from foreign stock funds and instead kept it consistently invested in domestic U.S. stock funds.

Within the U.S., growth and dividend funds were in favor. These funds topped our rankings this year, with slight shifts back and forth in relative strength between those two styles.  As a result, HOTFX held a mix of growth funds, such as PIMCO StocksPlus and iShares S&P 500 Growth, and dividend funds like TCW Dividend Focused and PowerShares Hi-Yield Equity Dividend Achievers.

HOTFX has more exposure to sector funds, and among these more concentrated funds and ETFs, HOTFX invested in homebuilders, which are benefiting from the recovery in housing, along with healthcare and biotech.  At the start of the fiscal year (September 30, 2011) the Fund’s portfolio had about 20% in technology; one year later, that grew to 25%.  Healthcare rose from 14% to 20% of the portfolio. Meanwhile, we cut exposure to the consumer defensive sector from 12% to 8%, and energy from 10% to 5% of the portfolio.  This is a keen illustration of the continual changes we make to the FundX Upgrader Fund portfolios.

Our strategy aims to profit from long-term market trends and a half a dozen underlying funds have remained in the portfolio for more than a year.  T. Rowe Price Health Science (PRHSX), PowerShares QQQ Trust (QQQ) and iShares S&P 500 Growth Index (IVW) are three that showed great staying power and contributed significantly to HOTFX’s return.

Looking Ahead

Considering the weakness of foreign markets and the relative underperformance of active strategies that have deviated from large-cap U.S. markets, it is easy to forget that markets change. History reminds us that different segments of the market go through extended periods of outperformance at different times. Large-cap U.S. stocks have led in recent years, but they won’t always be in favor. Over time, areas of the market that aren’t currently in favor will likely become attractive and add value.

We expect that the coming years will look quite a bit different that recent markets, and we believe our flexible go-anywhere strategy will be able to take advantage of the inevitable shifts in future market leadership.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Global Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX Aggressive Upgrader Fund	S&P 500 Index	Dow Jones Global Index
1 Year	23.89%	30.20%	20.85%
3 Year	8.19%	13.20%	7.63%
5 Year	-3.33%	1.05%	-1.53%
10 Year	8.25%	8.01%	9.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 99.7%
	Core Funds: 39.4%
13,049	Goldman Sachs Capital Growth Fund	$343,308
56,900	iShares Dow Jones Select Dividend Index Fund	3,281,992
53,300	iShares High Dividend Equity Fund	3,247,569
54,400	iShares S&P 100 Index Fund	3,615,424
47,000	iShares S&P 500 Growth Index Fund	3,658,950
358,079	PIMCO StocksPLUS Fund	3,222,712
224,944	PIMCO StocksPLUS Total Return Fund	2,105,477
182,281	TCW Dividend Focused Fund	2,157,792
124,595	Vanguard Equity Income Fund	3,028,904
62,000	Vanguard Mega Cap 300 Growth Fund	3,534,848
	Total Core Funds	28,196,976

	Speculative Funds: 60.3%
31,300	Consumer Discretionary Select Sector SPDR Trust	1,463,901
36,900	Healthcare Select Sector SPDR Trust	1,480,059
22,600	iShares Nasdaq Biotechnology Index Fund	3,218,918
8,900	iShares S&P Small Cap 600 Value Index Fund	703,100
38,436	MFS Research Fund	1,126,563
293,900	PowerShares High Yield Equity Dividend Achievers Portfolio	2,844,952
146,100	PowerShares QQQ Trust	10,019,538
128,200	SPDR S&P Homebuilders ETF	3,181,924
18,300	SPDR S&P Retail ETF	1,147,776
64,165	T. Rowe Price Health Sciences	2,829,044
116,958	T. Rowe Price New Horizons Fund	4,250,270
47,200	Technology Select Sector SPDR Trust	1,455,176
373,652	Touchstone Sands Capital Select Fund*	4,820,111
104,416	Wells Fargo Advantage Growth Fund	4,603,715
	Total Speculative Funds	43,145,047
	Total Investment Companies
	(Cost $64,029,533)	71,342,023

	SHORT-TERM INVESTMENTS: 0.3%
202,377	Fidelity Government Portfolio - Institutional, 0.01%#	202,377
	Total Short-Term Investments
	(Cost $202,377)	202,377
	Total Investments: 100.0%
	(Cost $64,231,910)	71,544,400
	Liabilities in Excess of Other Assets: (0.0)%	(5,144)
	Net Assets: 100.0%	$71,539,256

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund (RELAX)

The FundX Conservative Upgrader is used by many investors as a complete balanced portfolio because it targets a judicious mix of 60% in core equity funds and 40% in our Flexible Income strategy. As of September 30, 2012, RELAX held 25 funds and ETFs.

In the 12 months ending September 30, both the equity and fixed income components of the portfolio contributed positively to the Fund’s return.

The equity component uses only core diversified stock funds and ETFs. Although RELAX’s equity exposure can hold both foreign and domestic funds, the Fund’s equity component was primarily invested in U.S. funds for the past year.  Within the U.S., growth and dividend funds were in favor this year, with slight shifts back and forth in relative strength between those two styles. This led us to invest the equity portion of RELAX in a mix of growth funds, such as PIMCO StocksPlus and iShares S&P 500 Growth, and dividend funds like TCW Dividend Focused.

On the fixed income side, we increased exposure to intermediate-term investment-grade corporate bonds from 32% to 42% of the mix over the trailing 12 months.  We reduced exposure to global funds from 10% to just 2%, and emerging markets bonds from 5% to less than 2%.

Diversification remained a consistent theme throughout the year, with many styles of funds represented.  Six funds remained in the RELAX portfolio for the whole 12-month period, including DoubleLine Total Return and Vanguard Wellesley Income, which contributed to the Fund’s return, and iShares Barclays 1-3 Year Credit ETF, which provided stability.

Looking Ahead

Considering the weakness of foreign markets and the relative underperformance of active strategies that have deviated from large-cap U.S. markets, it is easy to forget that markets change. History reminds us that different segments of the market go through extended periods of outperformance at different times. Large-cap U.S. stocks have led in recent years, but they won’t always be in favor. Over time, areas of the market that aren’t currently in favor will likely become attractive and add value.

In both stock and bond markets, we expect that the coming years will look quite a bit different that recent markets, and we believe our flexible go-anywhere strategy will be able to take advantage of the inevitable shifts in future market leadership.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Global Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX Conservative Upgrader Fund	S&P 500 Index	Dow Jones Global Index
1 Year	15.88%	30.20%	20.85%
3 Year	6.81%	13.20%	7.63%
5 Year	0.51%	1.05%	-1.53%
10 Year	7.58%	8.01%	9.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 99.7%
	Bond Funds: 35.1%
261,105	DoubleLine Core Fixed Income Fund	$2,976,599
265,823	DoubleLine Total Return Bond Fund	3,030,377
124,537	Fidelity Total Bond Fund	1,408,515
45,000	Guggenheim BulletShares 2013 ETF	1,165,050
12,000	iShares Barclays 1-3 Year Credit Fund	1,269,120
152,685	Ivy High Income Fund	1,300,876
260,261	Mainstay High Yield Corporate Bond Fund	1,579,784
29,127	Payden & Rygel Emerging Market Bond Fund	445,927
25,221	PIMCO Global Bond Fund (USD Hedged)	273,895
139,060	PIMCO Income Fund	1,699,311
9,797	PIMCO Low Duration Fund	104,340
12,600	Vanguard Total Bond Market ETF	1,072,890
	Total Bond Funds	16,326,684

	Core Funds: 59.4%
78,469	ING Corporate Leaders Trust Fund	1,964,071
31,500	iShares Dow Jones Select Dividend Index Fund	1,816,920
42,100	iShares High Dividend Equity Fund	2,565,153
38,200	iShares S&P 100 Index Fund	2,538,772
44,200	iShares S&P 500 Growth Index Fund	3,440,970
245,497	PIMCO StocksPLUS Fund	2,209,472
210,152	PIMCO StocksPLUS Total Return Fund	1,967,026
126,507	TCW Dividend Focused Fund	1,504,167
131,484	Vanguard Equity Income Fund	3,196,370
21,000	Vanguard Growth ETF	1,520,400
42,200	Vanguard Mega Cap 300 Growth Fund	2,399,492
46,700	WisdomTree LargeCap Dividend Trust	2,551,688
	Total Core Funds	27,674,501

	Total Return Funds: 5.2%
40,830	Vanguard Wellesley Income Fund	2,420,429
	Total Total Return Funds	2,420,429
	Total Investment Companies
	(Cost $44,008,824)	46,421,614

	SHORT-TERM INVESTMENTS: 0.0%
656	Fidelity Government Portfolio - Institutional, 0.01%#	656
	Total Short-Term Investments
	(Cost $656)	656
	Total Investments: 99.7%
	(Cost $44,009,480)	46,422,270
	Other Assets in Excess of Liabilities: 0.3%	134,419
	Net Assets: 100.0%	$46,556,689

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund (INCMX)

The FundX Flexible Income Fund is a dynamic portfolio that invests primarily in bond funds and ETFs from key segments of the fixed income universe.  It aims to continually align with current bond market leadership and to actively navigate changing interest rate environments.  INCMX may also invest in alternatives to pure bond funds, such as hedged, market neutral, arbitrage, long/short or balanced funds, when we believe such funds offer an advantage.

As of September 30, 2012, INCMX held 16 funds and ETFs. The portfolio is dominated by intermediate-term investment-grade corporate bonds, which now make up 42% of the mix.  We reduced exposure to global funds from 10% to just 2%, and to emerging markets bonds from 5% to less than 2%.  We started the year with about 13% of the portfolio in Treasury and mortgage-backed debt, and ended the year with no funds dedicated exclusively to governments.

Average duration has shortened slightly, starting the year at 4.6 years and ending it at 3.7 years.  Overall credit quality ended the year around where it started at BBB (based on Standard and Poors’ rating system).

Proportionately, the biggest contributors to the Fund’s return came from high yield bond funds.  Although high yield funds comprised about 14% of the portfolio on average (just under 18% at year-end), they provided 25% of the Fund’s return for the year.  We can attribute over 40% of the return to intermediate corporate and strategic funds, though they comprised about 33% of the overall portfolio on average.  Government bond funds, including Treasuries and GNMAs brought about 5% of the gain, though they made up about 7% of the mix on average.

Diversification remained a consistent fixed income theme throughout the year, with many styles of funds represented.  A core of six funds remained in the portfolio for the whole 12-month period, including DoubleLine Total Return, Vanguard Wellesley and Fidelity Investment Grade Bond, and these three positions contributed to the Fund’s index-beating performance.

Looking Ahead

Bonds have produced good returns over the last year, but it is painful to look at current yields and consider potentially challenging periods ahead. Fortunately, there are many different types of opportunities within fixed income, and our current portfolio allows us to earn a competitive yield while things unfold.

We are prepared for – and would find it encouraging to see – the broader bond market environment shift from one of fear and historically low yields to one of renewed growth and potentially rising interest rates. This could set the stage for appreciably higher long-term returns. Although some fear the prospect of rising rates, we feel well prepared for this possibility, and we believe that the flexibility of our strategy may allow us to capitalize on a rising-rate trend.

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FundX Flexible Income Fund

FundX Flexible Income Fund
Value of $10,000 vs Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX Flexible Income Fund	Barclays Capital Aggregate Bond Index
1 Year	8.10%	5.16%
3 Year	5.64%	6.19%
5 Year	4.82%	6.53%
10 Year	6.11%	5.32%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

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FundX Flexible Income Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 99.4%
	Bond Funds: 88.4%
1,678,921	DoubleLine Core Fixed Income Fund	$19,139,696
1,762,249	DoubleLine Total Return Bond Fund	20,089,638
289,974	Dreyfus Investment Grade Intermediate Income Fund	4,108,926
767,680	Fidelity Investment Grade Bond Fund	6,149,114
772,274	Fidelity Total Bond Fund	8,734,420
313,800	Guggenheim BulletShares 2013 ETF	8,124,282
86,500	iShares Barclays 1-3 Year Credit Fund	9,148,240
848,379	Ivy High Income Fund	7,228,188
1,456,981	Mainstay High Yield Corporate Bond Fund	8,843,875
150,806	Payden & Rygel Emerging Market Bond Fund	2,308,837
251,635	PIMCO Global Bond Fund (USD Hedged)	2,732,760
754,770	PIMCO Income Fund	9,223,284
650,139	PIMCO Low Duration Fund	6,923,984
80,700	Vanguard Total Bond Market ETF	6,871,605
	Total Bond Funds	119,626,849

	Total Return Funds: 11.0%
94,764	Merger Fund	1,510,534
226,980	Vanguard Wellesley Income Fund	13,455,385
	Total Total Return Funds	14,965,919
	Total Investment Companies
	(Cost $128,518,322)	134,592,768

	SHORT-TERM INVESTMENTS: 0.4%
486,843	Fidelity Government Portfolio - Institutional, 0.01%#	486,843
	Total Short-Term Investments
	(Cost $486,843)	486,843
	Total Investments: 99.8%
	(Cost $129,005,165)	135,079,611
	Other Assets in Excess of Liabilities: 0.2%	287,693
	Net Assets: 100.0%	$135,367,304

#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

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FundX ETF Aggressive Upgrader Fund (UNBOX)

FundX ETF Aggressive Upgrader Fund may invest in exchange traded funds (ETFs) of various sectors and styles and is intended for investors willing to undertake above-average risk in return for the potential of achieving long-term growth.  Sector-specific ETFs typically comprise a large component of the UNBOX portfolio. As of September 30, 2012, UNBOX held 13 ETFs.

We made many changes to the UNBOX portfolio over the last year. At the start of this 12-month period, 31% of the portfolio was invested in energy, silver, gold mining, consumer staples and utilities sector funds.  Then, starting in January, we replaced those positions with leading health care, biotech, homebuilder, real estate and consumer discretionary ETFs. Many of these positions have continued to earn a place in the portfolio as of September 30, 2012.

Technology was another strong area of the market, and UNBOX had exposure to this area through PowerShares QQQ Trust, which tracks the tech-heavy NASDAQ 100 index, and SPDR Technology, which was added in March. During the year, we replaced mid- and small-cap growth funds, which had made up 30% of the portfolio, with leading sector funds. As a result, UNBOX’s sector fund exposure more than doubled from 31% to 68% by the end of the fiscal year.

UNBOX now holds a diverse mix of strong-performing sectors as well as 15% in large-cap growth ETFs.

Looking Ahead

Considering the weakness of foreign markets and the relative underperformance of active strategies that have deviated from large-cap U.S. markets, it is easy to forget that markets change. History reminds us that different segments of the market go through extended periods of outperformance at different times. Large-cap U.S. stocks have led in recent years, but they won’t always be in favor. Over time, areas of the market that aren’t currently in favor will likely become attractive and add value.

We expect that the coming years will look quite a bit different that recent markets, and we believe our flexible go-anywhere strategy will be able to take advantage of the inevitable shifts in future market leadership.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

FundX ETF Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Global Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX ETF Aggressive	S&P 500 Index	Dow Jones Global Index
1 Year	20.49%	30.20%	20.85%
3 Year	5.28%	13.20%	7.63%
5 Year	-3.33%	1.05%	-1.53%
Since Inception (1/31/07)	0.38%	2.23%	0.63%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

One cannot invest directly in an index.

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FundX ETF Aggressive Upgrader Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 99.8%
	Core Funds: 14.9%
11,200	iShares S&P 100 Index Fund	$744,352
9,200	iShares S&P 500 Growth Index Fund	716,220
	Total Core Funds	1,460,572

	Speculative Funds: 84.9%
13,400	Consumer Discretionary Select Sector SPDR Trust	626,718
12,100	Consumer Staples Select Sector SPDR Trust	433,543
15,000	Healthcare Select Sector SPDR Trust	601,650
8,850	iShares Cohen & Steers Realty Majors Index Fund	688,973
25,000	iShares Dow Jones US Telecom Fund	638,250
7,000	iShares Nasdaq Biotechnology Index Fund	997,010
2,600	iShares S&P Small Cap 600 Value Index Fund	205,400
26,200	iShares Silver Trust*	877,176
21,400	PowerShares QQQ Trust	1,467,612
42,300	SPDR S&P Homebuilders ETF	1,049,886
24,300	Technology Select Sector SPDR Trust	749,169
	Total Speculative Funds	8,335,387
	Total Investment Companies
	(Cost $8,479,441)	9,795,959

	SHORT-TERM INVESTMENTS: 2.9%
286,841	Fidelity Government Portfolio - Institutional, 0.01%#	286,841
	Total Short-Term Investments
	(Cost $286,841)	286,841
	Total Investments: 102.7%
	(Cost $8,766,282)	10,082,800
	Liabilities in Excess of Other Assets: (2.7)%	(266,445)
	Net Assets: 100.0%	$9,816,355

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

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FundX ETF Upgrader Fund (REMIX)

The FundX ETF Upgrader Fund invests only in exchange traded funds (ETFs). The Fund invests primarily in diversified equity funds and may have limited exposure to sector ETFs.  It is managed for investors seeking long-term growth with average stock market volatility. As of September 30, 2012, REMIX held 19 ETFs.

REMIX can invest globally, but for the 12 months ending September 30, our strategy effectively steered the Fund away from foreign stock ETFs and instead kept it consistently invested in domestic U.S. stock ETFs. Within the U.S., growth and dividend funds were in favor for most of the year and REMIX held a combination of leading large-cap ETFs, including several growth funds and several high-dividend-paying funds.

As value funds began to replace growth funds in our performance-based rankings, we replaced REMIX’s mid-cap and small-cap growth ETFs with small- and mid-cap value ETFs.  Technology was another strong area of the market and during the year, REMIX’s exposure to PowerShares QQQ Trust, which tracks the tech-heavy NASDAQ 100 Index, doubled from 5% to 10% of the portfolio.

Sector-specific ETFs typically comprise about 8% to 10% of this portfolio. Throughout the course of the fiscal year, we shifted the mix of sector ETFs from energy, silver, gold mining, consumer staples and utilities, to a different range of industries: health care, biotech, homebuilders, real estate and consumer discretionary.

Looking Ahead

Considering the weakness of foreign markets and the relative underperformance of active strategies that have deviated from large-cap U.S. markets, it is easy to forget that markets change. History reminds us that different segments of the market go through extended periods of outperformance at different times. Large-cap U.S. stocks have led in recent years, but they won’t always be in favor. Over time, areas of the market that aren’t currently in favor will likely become attractive and add value.

We expect that the coming years will look quite a bit different that recent markets, and we believe our flexible go-anywhere strategy will be able to take advantage of the inevitable shifts in future market leadership.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

FundX ETF Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Global Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX ETF Upgrader	S&P 500 Index	Dow Jones Global Index
1 Year	21.39%	30.20%	20.85%
3 Year	7.52%	13.20%	7.63%
5 Year	-3.79%	1.05%	-1.53%
Since Inception (1/31/07)	-1.40%	2.23%	0.63%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 99.8%
	Core Funds: 72.4%
11,200	iShares Dow Jones Select Dividend Index Fund	$646,016
12,000	iShares High Dividend Equity Fund	731,160
18,100	iShares S&P 100 Index Fund	1,202,926
11,500	iShares S&P 500 Growth Index Fund	895,275
4,200	SPDR Series Trust S&P 500 Growth	283,080
15,600	Vanguard Mega Cap 300 Growth Fund	887,016
9,200	WisdomTree Dividend Top 100 Ex-Financial Trust	518,512
9,500	WisdomTree LargeCap Dividend Trust	519,080
	Total Core Funds	5,683,065

	Speculative Funds: 27.4%
1,700	Consumer Discretionary Select Sector SPDR Trust	79,509
2,100	Consumer Staples Select Sector SPDR Trust	75,243
2,000	Healthcare Select Sector SPDR Trust	80,220
1,000	iShares Cohen & Steers Realty Majors Index Fund	77,850
3,300	iShares Dow Jones US Telecom Fund	84,249
1,200	iShares Nasdaq Biotechnology Index Fund	170,916
2,200	iShares S&P Small Cap 600 Value Index Fund	173,800
38,900	PowerShares High Yield Equity Dividend Achievers Portfolio	376,552
11,500	PowerShares QQQ Trust	788,670
6,600	SPDR S&P Homebuilders ETF	163,812
2,600	Technology Select Sector SPDR Trust	80,158
	Total Speculative Funds	2,150,979
	Total Investment Companies
	(Cost $7,492,915)	7,834,044

	SHORT-TERM INVESTMENTS: 0.3%
20,728	Fidelity Government Portfolio - Institutional, 0.01%#	20,728
	Total Short-Term Investments
	(Cost $20,728)	20,728
	Total Investments: 100.1%
	(Cost $7,513,643)	7,854,772
	Liabilities in Excess of Other Assets: (0.1)%	(6,702)
	Net Assets: 100.0%	$7,848,070

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Upgrader Fund (TACTX)

The Tactical Upgrader Fund does not invest in bonds or bond funds. Instead, TACTX buys stock-based mutual funds (mainly ETFs), but uses a flexible strategy designed to limit risk. We systematically sell into market rallies and buy into corrections. Over time, we believe the Fund can offer investors a  less volatile growth-oriented solution than being fully invested in stocks. The Fund is intended for investors who are willing to accept a lower return in strong advances in exchange for active risk management.

To manage risk, we may hold considerable cash in TACTX and use a variety of options strategies to complement our mutual fund and ETF holdings. Some of these strategies are designed to generate income; others are used as a hedge. They aim to provide downside protection when the portfolio is invested, and, in some cases, they may provide upside participation when the portfolio is mainly in cash or tightly hedged.

The trailing 12 months ushered in substantial gains for equity markets. Our risk-managed approach managed to smooth out much of the choppiness of the last year’s advance.  We use a series of quantitative models to assess market risk, and at the end of the first quarter of 2012, our models indicated that the market was overbought and investor sentiment was complacent. This prompted us to take a defensive stance that helped TACTX hold up well in the second quarter correction.  As our models shifted from over-bought to over-sold and stocks stabilized, we added market exposure at more attractive valuations.

Though TACTX gained less in the final four months of the fiscal year, it had some periods of pronounced strength.  July was an especially strong month for our Tactical approach. We took advantage of some volatility and brought in a higher return than the benchmark index that month.

There were a number of pullbacks in the year-long stock market rally, and TACTX tended to be a little early adding exposure into those corrections. Ultimately, buying into these dips led to gains.

Looking Ahead

As we enter a new fiscal year our models  no longer view the market as over-bought. We are cautiously optimistic and we have positioned TACTX to participate in market strength.

We expect a continued uncertain environment through the U.S. election, the fiscal cliff and debt ceiling debates, the resolution of the euro debt crisis and ongoing instability in the Middle East. Despite this uncertainty, we are optimistic about global prospects based on valuations, market action and monetary support.

We continue seeking to participate in global opportunities – but we are also committed to limiting drawdowns in the event conditions deteriorate.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Global Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Period	FundX Tactical Upgrader	S&P 500 Index	Dow Jones Global Index
1 Year	8.08%	30.20%	20.85%
3 Year	4.81%	13.20%	7.63%
Since Inception (2/29/08)	-4.74%	4.03%	0.54%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Global Index® is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 61.2%
	Core Funds: 38.3%
80,000	iShares S&P 100 Index Fund	$5,316,800
60,000	iShares S&P 500 Growth Index Fund	4,671,000
30,000	SPDR S&P 500 ETF	4,317,900
60,000	Vanguard European Stock ETF	2,715,600
	Total Core Funds	17,021,300

	Speculative Funds: 22.9%
20,000	iShares Dow Jones US Telecom Fund	510,600
30,000	iShares Russell 2000 Index Fund	2,218,200
95,000	PowerShares QQQ Trust	6,515,100
30,000	Technology Select Sector SPDR Trust	924,900
	Total Speculative Funds	10,168,800
	Total Investment Companies
	(Cost $26,502,185)	27,190,100

Contracts (100 shares per contract)
	PURCHASED OPTIONS: 0.8%
	Call Options : 0.0%
300	iShares Russell 2000 Index Fund, Expiration 10/20/12 Strike $85*	20,100
	Total Call Options	20,100

	Put Options: 0.8%
500	SPDR S&P 500 ETF, Expiration 10/20/12, Strike Price $143*	68,500
1,000	SPDR S&P 500 ETF, Expiration 10/20/12, Strike Price $144*	175,000
500	SPDR S&P 500 ETF, Expiration 11/17/12, Strike Price $143*	126,500
	Total Put Options	370,000
	Total Purchased Options
	(Cost $351,952)	390,100

Shares/Par Value
	SHORT-TERM INVESTMENTS: 28.7%
4,747,449	Fidelity Government Portfolio - Institutional, 0.01%#	4,747,449
3,000,000	United States Treasury Bills, Maturity Date 10/11/12, 0.048%	2,999,962
2,500,000	United States Treasury Bills, Maturity Date 11/29/12, 0.058%	2,499,755
2,500,000	United States Treasury Bills, Maturity Date 12/06/12, 0.071%	2,499,658
	Total Short-Term Investments
	(Cost $12,747,123)	12,746,824
	Total Investments: 90.7%
	(Cost $39,601,260)	40,327,024
	Other Assets in Excess of Liabilities: 9.3%	4,116,269
	Net Assets: 100.0%	$44,443,293

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Options Written at September 30, 2012

Contracts (100 shares per contract)		Value
	Put Options Written
300	iShares Russell 2000 Index, Expiration 10/20/12, Strike Price $81*	$(18,150)
	Total Put Options Written
	(Premiums received $19,266)	$(18,150)

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund (TOTLX)

The Tactical Total Return Fund seeks to find ways to make money for investors across a variety of conditions affecting both the equity and fixed income markets.  It does this by combining the hedged equity approach of the FundX Tactical Upgrader Fund with the dynamic approach of the FundX Flexible Income Fund.

TOTLX can be primarily invested in bond funds or in the Tactical hedged-equity approach, but during much of the 12 months ending September 30, TOTLX was invested roughly 50% in bonds with the other half in our hedged Tactical strategy.

On the hedged-equity side of the portfolio, our risk-managed approach managed to smooth out much of the choppiness of last year’s advance.  We use a series of quantitative models to assess stock market risk, and at the end of the first quarter of 2012, our models indicated that the market was overbought and investor sentiment was complacent. This prompted us to take  a defensive stance that helped TOTLX hold up well in the second quarter correction.  As our models shifted from over-bought to over-sold and stocks stabilized, we added market exposure at more attractive valuations.

Though TOTLX gained less in the final four months of the fiscal year, it had some periods of pronounced strength.  July was an especially strong month for our Tactical approach. We took advantage of some volatility and brought in a higher return than the benchmark index that month.

There were  a number of pullbacks in the year-long rally, and our Tactical model tended to be a little early adding exposure into those corrections. Ultimately, buying into these dips led to gains.

The Flexible Income component of TOTLX is largely composed by intermediate-term investment-grade corporate bonds.  We reduced exposure to global funds from 10% to just 2%, and to emerging markets bonds from 5% to less than 2%.  We started the year with about 13% of the Fund’s fixed income exposure  in Treasury and mortgage-backed debt, and ended the year with no funds dedicated exclusively to governments.

Average duration has shortened slightly, starting the year at 4.6 years and ending it at 3.7 years.  Overall credit quality ended the year around where it started at BBB (based on Standard and Poors’ rating system).

Proportionately, the biggest contributors to this component of the Fund’s return came from high yield bond funds.  Although high yield funds comprised about 14% of the Fund’s fixed income exposure on average (just under 18% at year-end), they provided 25% of the Fund’s return for the year.  We can attribute over 40% of the return to intermediate corporate and strategic funds, though they comprised about 33% of the overall portfolio on average.  Government bond funds, including Treasuries and GNMAs brought about 5% of the gain, though they made up about 7% of the mix on average.

Diversification remained a consistent fixed income theme throughout the year, with many styles of funds represented, ranging from short term to intermediate term, junk bonds to Treasuries and even including global and emerging market bonds.

Looking Ahead

As we enter a new fiscal year, our models no longer view the equity market as over-bought. We are cautiously optimistic and believe the TOTLX portfolio is positioned to participate in market strength.

Bonds have produced good returns over the last year, but it is painful to look at current yields and consider potentially challenging periods ahead. Fortunately, there are many different types of opportunities within fixed income, and our current portfolio allows us to earn a competitive yield while things unfold.

We are prepared for – and would find it encouraging to see – the broader bond market environment shift from one of fear and historically low yields to one of renewed growth and potentially rising interest rates. This could set the stage for appreciably higher long-term returns. Although some fear the prospect of rising rates, we feel well prepared for this possibility, and we believe that the flexibility of our strategy may allow us to capitalize on a rising-rate trend.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

FundX Tactical Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and Blended 50% S&P 500 Index/50% Barclays Capital Aggregate Bond Index

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
5/29/09
9/30/09
3/31/10
9/30/10
3/31/11
9/30/11
3/31/12
9/30/12
$16,805
$14,719
$12,492
$11,795
FundX Tactical Total Return Fund
Barclays Capital Aggregate Bond Index
S&P 500 Index
Blended 50% S&P 500 Index/
50% Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

				Blended 50% S&P 500 Index/
Period	FundX Tactical Total Return	S&P 500 Index	Barclays Capital Aggregate Bond Index	50% Barclays Capital Aggregate Bond Index
1 Year	7.33%	30.20%	5.16%	17.41%
3 Year	4.26%	13.20%	6.19%	10.13%
Since Inception (5/29/09)	5.07%	16.82%	6.89%	12.27%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at September 30, 2012

Shares		Value
	INVESTMENT COMPANIES: 74.0%
	Bond Funds: 37.5%
42,379	DoubleLine Core Fixed Income Fund	$483,117
42,576	DoubleLine Total Return Bond Fund	485,362
19,206	Fidelity Total Bond Fund	217,218
6,000	Guggenheim BulletShares 2013 ETF	155,340
3,900	iShares Barclays 1-3 Year Credit Fund	412,464
25,177	Ivy High Income Fund	214,508
44,722	Mainstay High Yield Corporate Bond Fund	271,461
3,546	Payden & Rygel Emerging Market Bond Fund	54,288
4,850	PIMCO Global Bond Fund (USD Hedged)	52,672
15,702	PIMCO Income Fund	191,873
33,437	PIMCO Low Duration Fund	356,104
1,900	Vanguard Total Bond Market ETF	161,784
	Total Bond Funds	3,056,191

	Core Funds: 20.9%
8,000	iShares S&P 100 Index Fund	531,680
6,000	iShares S&P 500 Growth Index Fund	467,100
3,000	SPDR S&P 500 ETF	431,790
6,000	Vanguard European Stock ETF	271,560
	Total Core Funds	1,702,130

	Speculative Funds: 12.5%
2,000	iShares Dow Jones US Telecom Fund	51,060
3,000	iShares Russell 2000 Index Fund	221,820
9,500	PowerShares QQQ Trust	651,510
3,000	Technology Select Sector SPDR Trust	92,490
	Total Speculative Funds	1,016,880

	Total Return Funds: 3.1%
4,214	Vanguard Wellesley Income Fund	249,799
	Total Total Return Funds	249,799
	Total Investment Companies
	(Cost $5,827,675)	6,025,000

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at September 30, 2012, Continued

Contracts (100 shares per contract)		Value
	PURCHASED OPTIONS: 0.5%
	Call Options: 0.0%
30	iShares Russell 2000 Index Fund, Expiration 10/20/12 Strike $85*	$2,010
	Total Call Options	2,010

	Put Option: 0.5%
50	SPDR S&P 500 ETF, Expiration 10/20/12, Strike Price $143*	6,850
100	SPDR S&P 500 ETF, Expiration 10/20/12, Strike Price $144*	17,500
50	SPDR S&P 500 ETF, Expiration 11/17/12, Strike Price $143*	12,650
	Total Put Options	37,000
	Total Purchased Options
	(Cost $35,195)	39,010

Shares/Par Value
	SHORT-TERM INVESTMENTS: 22.3%
1,120,059	Fidelity Government Portfolio - Institutional, 0.01%#	1,120,059
200,000	United States Treasury Bills, Maturity Date 10/11/12, 0.048%	199,997
250,000	United States Treasury Bills, Maturity Date 11/29/12, 0.058%	249,976
250,000	United States Treasury Bills, Maturity Date 12/06/12, 0.071%	249,966
	Total Short-Term Investments
	(Cost $1,820,028)	1,819,998

	Total Investments: 96.8%
	(Cost $7,682,898)	7,884,008
	Other Assets in Excess of Liabilities: 3.2%	262,567
	Net Assets: 100.0%	$8,146,575

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2012.

Schedule of Options Written at September 30, 2012

Contracts (100 shares per contract)		Value
	Put Options Written
30	iShares Russell 2000 Index, Expiration 10/20/12, Strike Price $81*	$(1,815)
	Total Put Options Written
	(Premiums received $1,927)	$(1,815)

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

(This Page Intentionally Left Blank.)

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FundX Upgrader Funds

Statements of Assets and Liabilities at September 30, 2012

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
ASSETS
Investments in securities, at value (identified cost $233,864,481,
$64,231,910, $44,009,480 and $129,005,165, respectively) (Note 2)	$255,438,313	$71,544,400	$46,422,270	$135,079,611
Cash	—	—	—	—
Deposits at brokers for written options	—	—	—	—
Receivables:
Investment securities sold	414,997	671,580	264,587	—
Fund shares sold	98,829	33,744	38,671	447,927
Dividends and interest	730,459	177,930	148,352	340,635
Prepaid expenses	29,883	29,641	19,130	25,209
Total assets	256,712,481	72,457,295	46,893,010	135,893,382

LIABILITIES
Written Options, at value
(Premiums received of $0, $0, $0 and $0, respectively)	—	—	—	—
Payables:
Investment securities purchased	158,427	745,566	79,400	340,627
Fund shares redeemed	57,625	37,329	7,878	10,823
Investment advisory fees, net	211,943	59,072	38,508	77,391
Due to custodian	—	—	155,000	—
Adminstration fees	55,430	15,427	9,468	26,303
Custody fees	4,182	1,798	1,488	2,446
Fund accounting fees	34,947	10,496	6,800	17,982
Transfer agent fees	49,934	17,001	13,055	19,615
Chief Compliance Officer fees	3,000	1,333	1,333	2,000
Other accrued expenses	38,648	30,017	23,391	28,891
Total liabilities	614,136	918,039	336,321	526,078

NET ASSETS	$256,098,345	$71,539,256	$46,556,689	$135,367,304

Net assets applicable to shares outstanding	$256,098,345	$71,539,256	$46,556,689	$135,367,304
Shares outstanding; unlimited number
of shares authorized without par value	7,210,855	1,739,889	1,367,189	4,318,610
Net asset value, offering and redemption price per share	$35.52	$41.12	$34.05	$31.35

COMPONENTS OF NET ASSETS
Paid-in capital	$358,943,390	$108,989,820	$46,814,771	$124,033,411
Undistributed (accumulated) net investment income (loss)	1,551,411	72,581	571,576	3,670,080
Accumulated net realized gain (loss) on investments	(125,970,288)	(44,835,635)	(3,242,448)	1,589,367
Net unrealized appreciation on investments	21,573,832	7,312,490	2,412,790	6,074,446
Net assets	$256,098,345	$71,539,256	$46,556,689	$135,367,304

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Assets and Liabilities at September 30, 2012, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
ASSETS
Investments in securities, at value (identified cost $8,766,282,
$7,513,643, $39,601,260 and $7,682,898, respectively) (Note 2)	$10,082,800	$7,854,772	$40,327,024	$7,884,008
Cash	—	—	166,217	16,622
Deposits at brokers for written options	—	—	948	1,893
Receivables:
Investment securities sold	—	—	4,877,276	487,728
Fund shares sold	7,300	6,500	706,675	25,054
Dividends and interest	28,188	28,661	137,298	22,219
Prepaid expenses	13,210	15,648	21,340	17,568
Total assets	10,131,498	7,905,581	46,236,778	8,455,092

LIABILITIES
Written Options, at value (Premiums received of
$0, $0, $19,266 and $1,927, respectively)	—	—	18,150	1,815
Payables:
Investment securities purchased	264,875	7,910	1,589,664	167,530
Fund shares redeemed	5,541	11,730	100,000	100,000
Investment advisory fees, net	4,890	1,471	35,301	1,809
Due to custodian	—	—	—	—
Adminstration fees	3,518	3,278	8,185	2,569
Custody fees	806	648	1,799	1,554
Fund accounting fees	1,897	1,292	6,074	1,578
Transfer agent fees	9,313	8,461	10,279	8,201
Chief Compliance Officer fees	1,333	1,334	1,333	1,335
Other accrued expenses	22,970	21,387	22,700	22,126
Total liabilities	315,143	57,511	1,793,485	308,517

NET ASSETS	$9,816,355	$7,848,070	$44,443,293	$8,146,575

Net assets applicable to shares outstanding	$9,816,355	$7,848,070	$44,443,293	$8,146,575
Shares outstanding; unlimited number
of shares authorized without par value	395,423	356,042	2,258,896	309,660
Net asset value, offering and redemption price per share	$24.82	$22.04	$19.67	$26.31

COMPONENTS OF NET ASSETS
Paid-in capital	$32,318,284	$12,742,267	$79,506,119	$7,724,592
Undistributed (accumulated) net investment income (loss)	8,978	45,049	(162,854)	41,456
Accumulated net realized gain (loss) on investments	(23,827,425)	(5,280,375)	(35,626,852)	179,305
Net unrealized appreciation on investments	1,316,518	341,129	726,880	201,222
Net assets	$9,816,355	$7,848,070	$44,443,293	$8,146,575

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Year Ended September 30, 2012

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
INVESTMENT INCOME
Dividends	$4,713,999	$1,018,668	$1,481,625	$5,585,795
Interest	94	19	25	—
Total investment income	4,714,093	1,018,687	1,481,650	5,585,795

EXPENSES (NOTE 3)
Investment advisory fees	2,647,000	765,753	517,349	1,015,450
Transfer agent fees	268,176	92,412	63,064	110,382
Fund accounting fees	99,886	29,886	19,160	53,349
Administration fees	162,487	51,067	34,480	94,733
Reports to shareholders	46,627	15,774	8,949	21,844
Custody fees	17,062	7,323	6,098	10,278
Audit fees	24,300	23,799	20,000	20,500
Registration fees	27,481	17,010	25,336	27,292
Trustee fees	6,325	4,605	4,241	5,194
Miscellaneous expenses	7,928	3,902	2,880	4,934
Chief Compliance Officer fees	8,250	3,799	3,800	5,500
Interest expense (Note 6)	1,533	1,452	1,353	2,788
Legal fees	2,135	3,530	3,235	3,587
Insurance expense	1,227	899	866	889
Total expenses	3,320,417	1,021,211	710,811	1,376,720
Plus: prior year fees waived subject to recoupment	—	—	—	—
Less: fees waived	—	—	—	—
Less: expenses paid indirectly (Note 3)	(28,234)	(7,904)	(6,638)	(17,504)
Net expenses	3,292,183	1,013,307	704,173	1,359,216
Net investment income (loss)	1,421,910	5,380	777,477	4,226,579

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	10,841,117	2,643,204	1,155,796	1,481,579
Written options	—	—	—	—
Net realized gains	10,841,117	2,643,204	1,155,796	1,481,579
Capital gain distributions from regulated investment companies	1,285,221	657,023	79,456	531,189
Change in net unrealized appreciation on investments	40,555,548	13,034,717	5,846,160	5,030,803
Net realized and unrealized gain on investments	52,681,886	16,334,944	7,081,412	7,043,571
Net increase in net assets resulting from operations	$54,103,796	$16,340,324	$7,858,889	$11,270,150

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Year Ended September 30, 2012, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
INVESTMENT INCOME
Dividends	$207,617	$136,512	$363,790	$150,412
Interest	6	5	5,198	634
Total investment income	207,623	136,517	368,988	151,046

EXPENSES (NOTE 3)
Investment advisory fees	132,430	60,977	412,575	75,145
Transfer agent fees	31,407	24,044	40,071	23,011
Fund accounting fees	5,591	3,362	14,660	4,814
Administration fees	11,436	10,225	24,817	7,521
Reports to shareholders	2,631	1,055	6,829	963
Custody fees	2,997	1,616	12,103	6,472
Audit fees	19,999	20,000	20,000	20,000
Registration fees	16,424	18,058	19,541	16,508
Trustee fees	3,899	3,396	3,984	3,260
Miscellaneous expenses	1,128	1,257	2,163	1,298
Chief Compliance Officer fees	3,799	3,751	3,650	3,368
Interest expense (Note 6)	1,474	225	—	—
Legal fees	2,887	3,223	3,064	2,872
Insurance expense	1,291	1,306	768	679
Total expenses	237,393	152,495	564,225	165,911
Plus: prior year fees waived subject to recoupment	—	—	—	—
Less: fees waived	(38,748)	(61,029)	—	(53,193)
Less: expenses paid indirectly (Note 3)	—	—	(4,488)	—
Net expenses	198,645	91,466	559,737	112,718
Net investment income (loss)	8,978	45,051	(190,749)	38,328

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	335,747	365,049	(623,576)	(77,074)
Written options	—	—	2,661,737	261,240
Net realized gains	335,747	365,049	2,038,161	184,166
Capital gain distributions from regulated investment companies	—	—	—	5,904
Change in net unrealized appreciation on investments	2,137,245	712,559	1,220,013	264,080
Net realized and unrealized gain on investments	2,472,992	1,077,608	3,258,174	454,150
Net increase in net assets resulting from operations	$2,481,970	$1,122,659	$3,067,425	$492,478

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$1,421,910	$(134,432)	$253,176
Net realized gain on investments	10,841,117	41,872,809	43,994,325
Capital gain distributions from regulated investment companies	1,285,221	1,525,827	119,582
Change in net unrealized appreciation (depreciation) on investments	40,555,548	(60,501,076)	3,024,614
Net change in net assets resulting from operations	54,103,796	(17,236,872)	47,391,697

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(370,171)	(303,493)	(1,916,264)
Total distributions to shareholders	(370,171)	(303,493)	(1,916,264)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	(48,273,213)	(76,425,676)	(86,252,479)
Total change in net assets	5,460,412	(93,966,041)	(40,777,046)

NET ASSETS
Beginning of period/year	250,637,933	344,603,974	385,381,020
End of period/year	$256,098,345	$250,637,933	$344,603,974
Undistributed net investment income	$1,551,411	$370,124	$303,490

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,135,299	$37,375,965	1,622,414	$54,568,280	2,492,580	$74,807,786
Shares issued in
reinvestment of distributions	11,282	361,699	8,635	290,924	61,766	$1,875,223
Shares redeemed(c)	(2,599,238)	(86,010,877)	(3,961,649)	(131,284,880)	(5,538,723)	(162,935,488)
Net change in shares outstanding	(1,452,657)	$(48,273,213)	(2,330,600)	$(76,425,676)	(2,984,377)	$(86,252,479)

(c)	Net of redemption fees of $10,858, $48,081 and $43,612, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$5,380	$(355,068)	$113,054
Net realized gain on investments	2,643,204	12,522,894	15,213,411
Capital gain distributions from regulated investment companies	657,023	605,454	50,362
Change in net unrealized appreciation (depreciation) on investments	13,034,717	(17,299,450)	171,625
Net change in net assets resulting from operations	16,340,324	(4,526,170)	15,548,452

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(133,758)	(485,386)
Total distributions to shareholders	—	(133,758)	(485,386)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	(19,690,430)	(20,710,914)	(37,355,607)
Total change in net assets	(3,350,106)	(25,370,842)	(22,292,541)

NET ASSETS
Beginning of period/year	74,889,362	100,260,204	122,552,745
End of period/year	$71,539,256	$74,889,362	$100,260,204
Undistributed net investment income	$72,581	$—	$133,756

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	267,375	$10,289,227	346,921	$13,348,992	585,230	$20,008,174
Shares issued in
reinvestment of distributions	—	—	3,305	127,655	13,638	477,041
Shares redeemed(c)	(783,951)	(29,979,657)	(884,447)	(34,187,561)	(1,707,221)	(57,840,822)
Net change in shares outstanding	(516,576)	$(19,690,430)	(534,221)	$(20,710,914)	(1,108,353)	$(37,355,607)

(c)	Net of redemption fees of $1,528, $5,543 and $7,393, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$777,477	$993,647	$779,015
Net realized gain (loss) on investments	1,155,796	5,382,357	5,525,896
Capital gain distributions from regulated investment companies	79,456	288,652	106,658
Change in net unrealized appreciation (depreciation) on investments	5,846,160	(9,625,430)	704,305
Net change in net assets resulting from operations	7,858,889	(2,960,774)	7,115,874

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(795,562)	(954,561)	(644,499)
Total distributions to shareholders	(795,562)	(954,561)	(644,499)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	(15,483,385)	(6,619,704)	4,611,008
Total change in net assets	(8,420,058)	(10,535,039)	11,082,383

NET ASSETS
Beginning of period/year	54,976,747	65,511,786	54,429,403
End of period/year	$46,556,689	$54,976,747	$65,511,786
Undistributed net investment income	$571,576	$537,411	$419,080

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	203,216	$6,558,181	599,678	$19,836,068	921,076	$28,019,486
Shares issued in
reinvestment of distributions	24,645	780,511	28,567	936,728	20,914	630,974
Shares redeemed(c)	(705,467)	(22,822,077)	(836,814)	$(27,392,500)	(794,399)	(24,039,452)
Net change in shares outstanding	(477,606)	$(15,483,385)	(208,569)	$(6,619,704)	147,591	$4,611,008

(c)	Net of redemption fees of $15,163, $8,479 and $3,642, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,226,579	$5,950,272	$4,872,124
Net realized gain (loss) on investments	1,481,579	792,380	7,766,446
Capital gain distributions from regulated investment companies	531,189	999,610	508,096
Change in net unrealized appreciation (depreciation) on investments	5,030,803	(9,864,923)	2,068,442
Net change in net assets resulting from operations	11,270,150	(2,122,661)	15,215,108

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,221,348)	(6,213,237)	(4,153,077)
From net realized gain	(1,276,733)	(2,286,543)	—
Total distributions to shareholders	(6,498,081)	(8,499,780)	(4,153,077)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	(42,643,648)	9,459,869	(2,872,638)
Total change in net assets	(37,871,579)	(1,162,572)	8,189,393

NET ASSETS
Beginning of period/year	173,238,883	174,401,455	166,212,062
End of period/year	$135,367,304	$173,238,883	$174,401,455
Undistributed net investment income	$3,670,080	$4,287,537	$4,057,416

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	792,721	$24,012,707	2,067,564	$64,556,506	2,595,721	$79,852,819
Shares issued in
reinvestment of distributions	216,377	6,398,273	274,756	8,385,556	136,957	4,104,600
Shares redeemed(c)	(2,420,331)	(73,054,628)	(2,029,881)	(63,482,193)	(2,842,248)	(86,830,057)
Net change in shares outstanding	(1,411,233)	$(42,643,648)	312,439	$9,459,869	(109,570)	$(2,872,638)

(c)	Net of redemption fees of $3,982, $15,734 and $8,131, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$8,978	$(68,018)	$205,089
Net realized gain on investments	335,747	2,190,881	1,333,976
Capital gain distributions from regulated investment companies	—	29,805	—
Change in net unrealized appreciation (depreciation) on investments	2,137,245	(3,031,930)	639,318
Net change in net assets resulting from operations	2,481,970	(879,262)	2,178,383

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(92,098)	(304,681)
Total distributions to shareholders	—	(92,098)	(304,681)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	(8,794,880)	(5,163,731)	(17,694,340)
Total change in net assets	(6,312,910)	(6,135,091)	(15,820,638)

NET ASSETS
Beginning of period/year	16,129,265	22,264,356	38,084,994
End of period/year	$9,816,355	$16,129,265	$22,264,356
Undistributed net investment income	$8,978	$—	$92,089

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	247,927	$5,642,427	297,671	$7,280,754	471,992	$10,288,519
Shares issued in
reinvestment of distributions	—	—	3,531	84,665	13,320	300,887
Shares redeemed	(635,565)	(14,437,307)	(518,451)	(12,529,150)	(1,332,756)	(28,283,746)
Net change in shares outstanding	(387,638)	$(8,794,880)	(217,249)	$(5,163,731)	(847,444)	$(17,694,340)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$45,051	$18,360	$71,601
Net realized gain on investments	365,049	595,963	909,090
Capital gain distributions from regulated investment companies	—	2,821	—
Change in net unrealized appreciation (depreciation) on investments	712,559	(1,042,032)	83,470
Net change in net assets resulting from operations	1,122,659	(424,888)	1,064,161

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(19,802)	(21,645)	(136,104)
Total distributions to shareholders	(19,802)	(21,645)	(136,104)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	2,077,172	(1,829,165)	(3,628,385)
Total change in net assets	3,180,029	(2,275,698)	(2,700,328)

NET ASSETS
Beginning of period/year	4,668,041	6,943,739	9,644,067
End of period/year	$7,848,070	$4,668,041	$6,943,739
Undistributed net investment income	$45,049	$19,800	$21,645

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	255,371	$5,339,219	250,846	$5,359,139	98,049	$1,838,485
Shares issued in
reinvestment of distributions	977	19,668	1,041	21,518	7,236	135,240
Shares redeemed	(156,560)	(3,281,715)	(349,871)	(7,209,822)	(304,615)	(5,602,110)
Net change in shares outstanding	99,788	$2,077,172	(97,984)	$(1,829,165)	(199,331)	$(3,628,385)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(190,749)	$(281,621)	$316,122
Net realized gain on investments	(623,576)	295,747	3,600,471
Net realized gain on written options	2,661,737	2,578,317	2,420,214
Capital gain distributions from regulated investment companies	—	14,427	70,920
Change in net unrealized appreciation (depreciation) on investments	1,220,013	(1,443,650)	(3,818,523)
Net change in net assets resulting from operations	3,067,425	1,163,220	2,589,204

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(817,013)
Total distributions to shareholders	—	—	(817,013)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	12,740,020	(4,724,044)	(47,429,571)
Total change in net assets	15,807,445	(3,560,824)	(45,657,380)

NET ASSETS
Beginning of period/year	28,635,848	32,196,672	77,854,052
End of period/year	$44,443,293	$28,635,848	$32,196,672
Undistributed (Accumulated) net investment income (loss)	$(162,854)	$—	$—

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,472,948	$27,823,479	368,964	$6,713,348	495,432	$8,392,183
Shares issues in
reinvestment of dividends	—	—	—	—	48,191	815,394
Shares redeemed(c)	(787,029)	(15,083,459)	(626,769)	(11,437,392)	(3,334,426)	(56,637,148)
Net change in shares outstanding	685,919	$12,740,020	(257,805)	$(4,724,044)	(2,790,803)	$(47,429,571)

(c)	Net of redemption fees of $479, $20 and $244, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	September 30, 2012	September 30, 2011(a)	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$38,328	$22,994	$75,047
Net realized gain on investments	(77,074)	61,847	95,846
Net realized gain on written options	261,240	258,934	184,564
Capital gain distributions from regulated investment companies	5,904	8,286	16,119
Change in net unrealized appreciation (depreciation) on investments	264,080	(317,541)	(26,678)
Net change in net assets resulting from operations	492,478	34,520	344,898

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,018)	(53,786)	(70,144)
From net realized gain	(325,070)	(194,318)	—
Total distributions to shareholders	(330,088)	(248,104)	(70,144)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares(b)	2,267,796	716,187	(2,205,150)
Total change in net assets	2,430,186	502,603	(1,930,396)

NET ASSETS
Beginning of period/year	5,716,389	5,213,786	7,144,182
End of period/year	$8,146,575	$5,716,389	$5,213,786
Undistributed net investment income	$41,456	$5,016	$31,419

(a)	Effective September 30, 2011, the Funds changed their fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.
(b)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended		Year Ended
	September 30, 2012		September 30, 2011(a)		October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	173,238	$4,459,420	45,107	$1,197,161	46,127	$1,196,936
Shares issued in
reinvestment of distributions	13,030	329,786	9,501	247,586	2,700	69,942
Shares redeemed(c)	(96,914)	(2,521,410)	(27,492)	(728,560)	(133,437)	(3,472,028)
Net change in shares outstanding	89,354	$2,267,796	27,116	$716,187	(84,610)	$(2,205,150)

(c)	Net of redemption fees of $70, $0 and $1,081, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended
	September 30,	September 30,		Years Ended October 31,
	2012	2011*		2010	2009		2008		2007
Net asset value, beginning of period/year	$28.93	$31.34		$27.57	$25.72		$49.65		$40.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.18 (7)	(0.01	)(7)	0.02 (7)	0.14		0.74		0.42
Net realized and unrealized gain (loss) on investments	6.45	(2.37)		3.89	1.71		(20.21)		11.70
Total from investment operations	6.63	(2.38)		3.91	1.85		(19.47)		12.12

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.03)		(0.14)	(0.00	)(3)	(0.74)		(0.42)
From net realized gain	—	—		—	—		(3.60)		(2.59)
Distribution in excess	—	—		—	—		(0.12)		—
Total distributions	(0.04)	(0.03)		(0.14)	(0.00	)(3)	(4.46)		(3.01)
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00	(3)	0.00 (3)	0.00	(3)	0.00	(3)	0.00 (3)
Net asset value, end of period/year	$35.52	$28.93		$31.34	$27.57		$25.72		$49.65
Total return	22.95%	(7.61	)%^	14.20%	7.20%		(42.67	)%(2)	31.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$256.1	$250.6		$344.6	$385.4		$471.5		$941.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.25%	1.24	%+	1.24%	1.25%		1.16%		1.15%
After expenses absorbed(5)	1.25%	1.24	%+	1.24%	1.25%		1.16%		1.15%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	0.53%	(0.05	)%+	0.05%	0.47%		1.78%		0.85%
After expenses absorbed(6)	0.53%	(0.05	)%+	0.05%	0.47%		1.78%		0.85%
Portfolio turnover rate	128%	153%^		139%	201%		167%		84%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (42.69)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%, 1.23%, 1.22%, 1.20%, 1.11% and 1.11% or the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31,2009, October 31, 2008 and October 31, 2007, respectively.(Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.54%, (0.04)%, 0.07%, 0.52%, 1.83% and 0.89% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(7)	Calculated using the average shares outstanding method
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended
	September 30,	September 30,		Years Ended October 31,
	2012	2011*		2010	2009		2008	2007
Net asset value, beginning of period/year	$33.19	$35.93		$31.43	$29.24		$58.51	$44.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.00 (6)	(0.14	)(6)	0.03 (6)	0.12		0.84	0.37
Net realized and unrealized gain (loss) on investments	7.93	(2.55)		4.60	2.07		(24.84)	15.86
Total from investment operations	7.93	(2.69)		4.63	2.19		(24.00)	16.23

LESS DISTRIBUTIONS:
From net investment income	—	(0.05)		(0.13)	(0.00	)(2)	(0.84)	(0.36)
From net realized gain	—	—		—	—		(4.23)	(1.58)
Distributions in excess	—	—		—	—		(0.21)	—
Total distributions	—	(0.05)		(0.13)	(0.00	)(2)	(5.28)	(1.94)
Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00	(2)	0.01	0.02
Net asset value, end of period/year	$41.12	$33.19		$35.93	$31.43		$29.24	$58.51
Total return	23.89%	(7.51	)%^	14.73%	7.49%		(44.63)%	37.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$71.5	$74.9		$100.3	$122.6		$157.2	$330.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.33%	1.31	%+	1.31%	1.33%		1.23%	1.24%
After fees waived or recouped(4)	1.33%	1.31	%+	1.31%	1.33%		1.23%	1.24%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.00%	(0.41	)%+	0.09%	0.36%		1.76%	0.70%
After fees waived or recouped(5)	0.00%	(0.41	)%+	0.09%	0.36%		1.76%	0.70%
Portfolio turnover rate	139%	153%^		146%	213%		181%	95%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.32%, 1.30%, 1.30%, 1.30%, 1.20% and 1.20% for the period/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment loss to average net assets would have been 0.01%, (0.40)%, 0.10%, 0.39%, 1.79% and 0.74% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended
	September 30,	September 30,		Years Ended October 31,
	2012	2011*		2010	2009	2008		2007
Net asset value, beginning of period/year	$29.80	$31.90		$28.56	$26.24	$40.09		$35.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.49 (7)	0.47	(7)	0.39 (7)	0.42	0.71		0.55
Net realized and unrealized gain (loss) on investments	4.20	(2.12)		3.29	2.27	(11.00)		5.55
Total from investment operations	4.69	(1.65)		3.68	2.69	(10.29)		6.10

LESS DISTRIBUTIONS:
From net investment income	(0.45)	(0.45)		(0.34)	(0.37)	(0.76)		(0.43)
From net realized gain	—	—		—	—	(2.81)		(1.48)
Total distributions	(0.45)	(0.45)		(0.34)	(0.37)	(3.57)		(1.91)
Paid-in capital from redemptions fees (Note 2)	0.01	0.00	(3)	0.00 (3)	0.00 (3)	0.01		0.01
Net asset value, end of period/year	$34.05	$29.80		$31.90	$28.56	$26.24		$40.09
Total return	15.88%	(5.31	)%^	12.96%	10.44%	(27.81	)%(2)	17.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$46.6	$55.0		$65.5	$54.4	$61.5		$104.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.37%	1.32	%+	1.37%	1.36%	1.29%		1.27%
After fees absorbed or recouped(5)	1.37%	1.32	%+	1.37%	1.36%	1.29%		1.30%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.49%	1.55	%+	1.27%	1.68%	2.10%		1.34%
After fees absorbed or recouped(6)	1.49%	1.55	%+	1.27%	1.68%	2.10%		1.31%
Portfolio turnover rate	122%	165%^		124%	137%	156%		101%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (27.83)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.36% 1.30%, 1.35%, 1.32%, 1.24% and 1.25% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.50%, 1.85%, 1.29%, 1.72%, 2.15% and 1.36% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(7)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended
	September 30,	September 30,		Years Ended October 31,
	2012	2011*		2010	2009	2008	2007
Net asset value, beginning of period/year	$30.23	$32.19		$30.07	$28.68	$30.93	$29.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.89 (6)	1.07	(6)	0.93 (6)	1.07	1.04	1.08
Net realized and unrealized gain (loss) on investments	1.49	(1.39)		1.92	1.65	(2.05)	1.35
Total from investment operations	2.38	(0.32)		2.85	2.72	(1.01)	2.43

LESS DISTRIBUTIONS:
From net investment income	(1.01)	(1.20)		(0.73)	(1.33)	(0.38)	(0.96)
From net realized gain	(0.25)	(0.44)		—	—	(0.86)	—
Total distributions	(1.26)	(1.64)		(0.73)	(1.33)	(1.24)	(0.96)
Paid-in capital from redemption fees	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of period/year	$31.35	$30.23		$32.19	$30.07	$28.68	$30.93
Total return	8.10%	(1.03	)%^	9.67%	9.86%	(3.39)%	8.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$135.4	$173.2		$174.4	$166.2	$146.6	$133.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	0.95%	0.93	%+	0.96%	0.97%	0.93%	0.95%
After fees waived/recouped and expenses absorbed(4)	0.95%	0.93	%+	0.96%	0.99%	0.99%	0.99%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	2.90%	3.74	%+	3.01%	3.03%	3.82%	4.33%
After fees waived/recouped and expenses absorbed(5)	2.90%	3.74	%+	3.01%	3.01%	3.76%	4.29%
Portfolio turnover rate	79%	141	%^	106%	124%	125%	51%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.94%, 0.92%,  0.94%%, 0.97%, 0.94% and 0.93% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.91%, 3.75%, 3.03%, 3.03%, 3.81% and 4.35% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended					Period Ended
	September 30,	September 30,		Years Ended October 31,			October 31,
	2012	2011**		2010	2009	2008	2007*
Net asset value, beginning of period/year	$20.60	$22.26		$20.61	$19.06	$33.59	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.02 (4)	(0.08	)(4)	0.15 (4)	0.10	0.30	(0.06)
Net realized and unrealized gain (loss) on investments	4.20	(1.49)		1.67	1.45	(14.28)	8.65
Total from investment operations	4.22	(1.57)		1.82	1.55	(13.98)	8.59

LESS DISTRIBUTIONS:
From net investment income	—	(0.09)		(0.17)	—	(0.30)	—
From net realized gain	—	—		—	—	(0.09)	—
Distribution in excess	—	—		—	—	(0.16)	—
Total distributions	—	(0.09)		(0.17)	—	(0.55)	—
Paid-in capital from redemption fees	—	—		—	—	0.00 (2)	0.00	(2)
Net asset value, end of period/year	$24.82	$20.60		$22.26	$20.61	$19.06	$33.59
Total return	20.49%	(7.11	)%^	8.81%	8.13%	(42.24)%	34.36	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$9.8	$16.1		$22.3	$38.1	$43.5	$51.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.79%	1.57	%+	1.53%	1.46%	1.33%	1.79	%+
After fees waived and expenses absorbed	1.50%	1.50	%+	1.48%	1.46%	1.39%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	(0.22)%	(0.41	)%+	0.62%	0.51%	0.93%	(0.95	)%+
After fees waived and expenses absorbed	0.07%	(0.34	)%+	0.67%	0.51%	0.87%	(0.66	)%+
Portfolio turnover rate	256%	208	%^	374%	450%	407%	159	%^

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
*	Fund commenced operations January 31, 2007.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended						Period Ended
	September 30,	September 30,		Years Ended October 31,				October 31,
	2012	2011**		2010	2009	2008		2007*
Net asset value, beginning of period/year	$18.22	$19.60		$17.42	$16.96	$29.67		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.15 (4)	0.05	(4)	0.17 (4)	0.24	0.36		(0.07)
Net realized and unrealized gain (loss) on investments	3.74	(1.37)		2.29	0.30	(12.55)		4.74
Net increase from payments by affiliates on the
disposal of investments in violation of restrictions	—	—		—	—	0.02		—
Total from investment operations	3.89	(1.32)		2.46	0.54	(12.17)		4.67

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.06)		(0.28)	(0.08)	(0.36)		—
From net realized gain	—	—		—	—	(0.15)		—
Distribution in excess	—	—		—	—	(0.04)		—
Total distributions	(0.07)	(0.06)		(0.28)	(0.08)	(0.55)		—
Paid-in capital from redemption fees (Note 2)	—	—		—	—	0.01		—
Net asset value, end of period/year	$22.04	$18.22		$19.60	$17.42	$16.96		$29.67
Total return	21.39%	(6.77	)%^	14.18%	3.25%	(41.68	)%(2)	18.68	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$7.8	$4.7		$6.9	$9.6	$13.1		$20.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	2.50%	2.41	%+	2.38%	2.18%	1.83%		2.07	%+
After fees waived and expenses absorbed	1.50%	1.50	%+	1.50%	1.50%	1.50%		1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	(0.26)%	(0.62	)%+	0.02%	0.89%	1.21%		(1.03	)%+
After fees waived and expenses absorbed	0.74%	0.29	%+	0.90%	1.57%	1.54%		(0.46	)%+
Portfolio turnover rate	221%	282	%^	325%	547%	547%		271	%^

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (41.74%).

(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
*	Fund commenced operations January 31, 2007.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended		Period Ended				Period Ended
	September 30,		September 30,		Years Ended October 31,		October 31,
	2012		2011**		2010	2009	2008*
Net asset value, beginning of period/year	$18.20		$17.59		$16.85	$17.52	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09	)(4)	(0.17	)(4)	0.13 (4)	0.13	0.00	(1)
Net realized and unrealized gain (loss) on investments	1.56		0.78		0.80	(0.71)	(7.48)
Total from investment operations	1.47		0.61		0.93	(0.58)	(7.48)
Paid-in capital from redemption fees (Note 2)	0.00	(1)	0.00	(1)	0.00 (1)	0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	—		—		(0.19)	(0.09)	—
From net realized gain	—		—		—	—	—
Total distributions	—		—		(0.19)	(0.09)	—
Net asset value, end of period/year	$19.67		$18.20		$17.59	$16.85	$17.52
Total return	8.08%		3.47	%^	5.59%	(3.29)%	(29.92	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$44.4		$28.6		$32.2	$77.9	$80.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS(5):
Before fees waived/recouped and expenses absorbed	1.37%		1.46	%+	1.44%	1.27%	1.24	%+
After fees waived/recouped and expenses absorbed(2)	1.37%		1.47	%+	1.44%	1.27%	1.24	%+

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS(5):
Before fees waived/recouped and expenses absorbed	(0.47)%		(1.02	)%+	0.75%	0.70%	0.01	%+
After fees waived/recouped and expenses absorbed(3)	(0.47)%		(1.03	)%+	0.75%	0.70%	0.01	%+
Portfolio turnover rate	438%		589	%^	331%	1118%	204	%^

(1)	Amount is less than $0.01.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.36%, 1.45%, 1.42% and 1.25% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been (0.46)%, (1.01)%, 0.77% and 0.72% for the periods/years ended September 30, 2012, September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(4)	Calculated using the average shares outstanding method.
(5)	Does not include expenses of investment companies in which the Fund invests.
^	Not Annualized.
+	Annualized.
*	Fund commenced operations February 29, 2008.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Year Ended	Period Ended		Year Ended	Period Ended
	September 30,	September 30,		October 31,	October 31,
	2012	2011**		2010	2009*
Net asset value, beginning of period/year	$25.95	$26.99		$25.72	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.13 (4)	0.11	(4)	0.31 (4)	0.06
Net realized and unrealized gain on investments	1.71	0.02		1.20	0.66
Total from investment operations	1.84	0.13		1.51	0.72
Paid-in capital from redemption fees	0.00 (1)	—		0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.25)		(0.24)	—
From net realized gain	(1.46)	(0.92)		—	—
Total distributions	(1.48)	(1.17)		(0.24)	—
Net asset value, end of period/year	$26.31	$25.95		$26.99	$25.72
Total return	7.33%	0.84	%^	5.93%	2.88	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$8.1	$5.7		$5.2	$7.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.21%	2.97	%+	2.50%	3.94	%+
After fees waived and expenses absorbed(2)	1.50%	1.50	%+	1.50%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.20)%	(1.03	)%+	0.15%	(1.49	)%+
After fees waived and expenses absorbed(3)	0.51%	0.44	%+	1.15%	0.95	%+
Portfolio turnover rate	213%	297	%^	239%	109	%^

(1)	Amount is less than $0.01.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.50% and 1.48% for the period/year ended September 30, 2011 and October 31, 2010, respectively.  (Note 3).

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.44% and 1.17% for the period/year ended September 30, 2011 and October 31, 2010, respectively. (Note 3).

(4)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Fund commenced operations May 29, 2009.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2012

Note 1 – Organization

FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund (the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

FundX Upgrader Fund (“Upgrader Fund”) commenced operations on November 1, 2001.  FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”) and FundX Flexible Income Fund (“Flexible Income Fund”) commenced operations on July 1, 2002.  FundX ETF Aggressive Upgrader Fund (“ETF Aggressive Fund”) and FundX ETF Upgrader Fund (“ETF Upgrader Fund”) commenced operations on January 31, 2007.  FundX Tactical Upgrader Fund (“Tactical Fund”) commenced operations on February 29, 2008.  FundX Tactical Total Return Fund (“Tactical Total Return Fund”) commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.  The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.  The investment objective of the ETF Aggressive Fund and the ETF Upgrader Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Tactical Fund is to seek long-term capital appreciation; capital preservation is a secondary consideration.  The investment objective of the Tactical Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Security valuations for the funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the funds’ board of directors.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of September 30, 2012 the Funds did not hold fair valued securities.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period.  Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid.  In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

As described in above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012:

FundX Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$255,198,342	$—	$—	$255,198,342
Short-Term Investments	239,971	—	—	239,971
Total Investments in Securities	$255,438,313	$—	$—	$255,438,313

FundX Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$71,342,023	$—	$—	$71,342,023
Short-Term Investments	202,377	—	—	202,377
Total Investments in Securities	$71,544,400	$—	$—	$71,544,400

FundX Conservative Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$46,421,614	$—	$—	$46,421,614
Short-Term Investments	656	—	—	656
Total Investments in Securities	$46,422,270	$—	$—	$46,422,270

FundX Flexible Income Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$134,592,768	$—	$—	$134,592,768
Short-Term Investments	486,843	—	—	486,843
Total Investments in Securities	$135,079,611	$—	$—	$135,079,611

FundX ETF Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$9,795,959	$—	$—	$9,795,959
Short-Term Investments	286,841	—	—	286,841
Total Investments in Securities	$10,082,800	$—	$—	$10,082,800

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

FundX ETF Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$7,834,044	$—	$—	$7,834,044
Short-Term Investments	20,728	—	—	20,728
Total Investments in Securities	$7,854,772	$—	$—	$7,854,722

FundX Tactical Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$27,190,100	$—	$—	$27,190,100
Purchased Options	—	390,100	—	390,100
Short-Term Investments	4,747,449	7,999,375	—	12,746,824
Total Investments in Securities	$31,937,549	$8,389,475	$—	$40,327,024
Written Options	$—	$(18,150)	$—	$(18,150)

FundX Tactical Total Return Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$6,025,000	$—	$—	$6,025,000
Purchased Options	—	39,010	—	39,010
Short-Term Investments	1,120,059	699,939	—	1,819,998
Total Investments in Securities	$7,145,059	$738,949	$—	$7,884,008
Written Options	$—	$(1,815)	$—	$(1,815)

None of the funds had transfer into or out of Levels 1 and 2 during the year ended September 30, 2012.

B.
Federal Income Taxes.  The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At September 30, 2012, the following capital loss carryforwards were available:

	Expires	Expires	Infinite	Infinite
	2016	2017	Short-Term	Long-Term	Total
Upgrader Fund	$—	$125,952,269	$—	$—	$125,952,269
Aggressive Fund	—	44,826,026	—	—	44,826,026
Conservative Fund	—	3,231,319	—	—	3,231,319
ETF Aggressive Fund	12,670,657	11,153,724	—	—	23,824,381
ETF Upgrader Fund	1,066,072	4,209,217	—	—	5,275,289
Tactical Fund	8,423,776	27,154,437	—	—	35,578,213

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days, except for the ETF Aggressive Fund and ETF Upgrader Fund which do not charge a redemption fee. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Options Contracts.  When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The activity in written options during the fiscal year ended September 30, 2012, is as follows:

FundX Tactical Upgrader Fund
	Contracts	Premiums Received
Options outstanding, beginning of period	2,200	$387,979
Options written	60,478	7,032,096
Options exercised	(8,191)	(1,206,951)
Options expired	(3,947)	(412,580)
Options closed	(50,240)	(5,781,278)
Options outstanding, end of period	300	$19,266

FundX Tactical Total Return Fund
	Contracts	Premiums Received
Options outstanding, beginning of period	250	$41,302
Options written	5,866	690,000
Options exercised	(812)	(118,822)
Options expired	(370)	(39,552)
Options closed	(4,904)	(571,001)
Options outstanding, end of period	30	$1,927

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund and Tactical Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities.  The Tactical Fund and Tactical Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds participation in a market advance.  At September 30, 2012, the Tactical Fund and Tactical Total Return Fund had 0.8% and 0.5% of net assets, respectively, invested in purchased put options and (0.0%) and (0.0%) of net assets, respectively, invested in covered written call options.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of September 30, 2012:

	Statement of Assets and Liabilities Location	Market Value
FundX Tactical Upgrader Fund
Equity Contracts	Investments in securities, at value	$390,100
Written Equity Contracts	Options written, at value	$(18,150)

FundX Tactical Total Return Fund
Equity Contracts	Investments in securities, at value	$39,010
Written Equity Contracts	Options written, at value	$(1,815)

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended September 30, 2012 were as follows:

Amount of Realized Gain (Loss) on Derivative Instruments Recognized in Income:
	Purchased Options	Written Options
FundX Tactical Upgrader Fund	$(939,929)	$2,661,737
FundX Tactical Total Return Fund	$(97,913)	$261,240
Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income:
	Purchased Options	Written Options
FundX Tactical Upgrader Fund	$(114,838)	$206,887
FundX Tactical Total Return Fund	$(11,484)	$20,660

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended September 30, 2012, the following adjustments were made:

	Undistributed Net	Accumulated
	Investment Income	Gains/Losses	Paid-in Capital
Upgrader Fund	$129,548	$(129,548)	$—
Aggressive Fund	67,201	(67,201)	—
Conservative Fund	52,250	(52,250)	—
Flexible Income Fund	377,312	(377,312)	—
ETF Aggressive Fund	—	—	—
ETF Upgrader Fund	—	—	—
Tactical Fund	27,895	—	(27,895)
Tactical Total Return Fund	3,130	(3,130)	—

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications and net operating losses.

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued.

K.
Recent Accounting Pronouncements.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 3 – Commitments and Other Related Party Transactions

FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on nest assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund.  For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.  For the ETF Aggressive Fund, the ETF Upgrader Fund, the Tactical Fund and the Tactical Total Return Fund, the Advisor receives a monthly fee at the annul rate of 1.00% based upon the average daily net assets of each fund.  For the fiscal year ended September 30, 2012, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund, and Tactical Total Return Fund incurred $2,647,000, $765,753, $517,349, $1,015,450, $132,430, $60,977, $412,575 and $75,145 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds expenses so that their ratio of expenses to average net assets will not exceed the following:

Upgrader Fund	1.50%	ETF Aggressive Fund	1.50%
Aggressive Fund	1.50%	ETF Upgrader Fund	1.50%
Conservative Fund	1.50%	Tactical Fund	1.50%
Flexible Income Fund	0.99%	Tactical Total Return Fund	1.50%

The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the fiscal year ended September 30, 2012 the Advisor waived $38,748, $61,029 and $53,193 in fees for the ETF Aggressive Upgrader Fund, ETF Upgrader Fund and Tactical Total Return Fund, respectively.

At September 30, 2012, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the ETF Aggressive Fund, ETF Upgrader Fund and Tactical Total Return Fund that may be recouped was $70,211, $189,045 and $192,744 respectively.  The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September 30,
	2013	2014	2015
ETF Aggressive Fund	$17,022	$14,441	$38,748
ETF Upgrader Fund	69,947	58,069	61,029
Tactical Total Return Fund	64,004	75,547	53,193

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended September 30, 2012 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties.  USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank.  For the fiscal year ended September 30, 2012, this expense reduction, in aggregate, equaled $28,234, $7,904, $6,638, $17,504 and $4,488 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Tactical Fund, respectively.  These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly”.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the fiscal year ended September 30, 2012 are as follows:

	Purchases	Sales
Upgrader Fund	$337,474,106	$383,646,739
Aggressive Fund	106,059,360	125,066,177
Conservative Fund	63,123,682	78,155,501
Flexible Income Fund	114,028,720	153,360,786
ETF Aggressive Fund	33,542,208	42,269,294
ETF Upgrader Fund	15,477,031	13,385,080
Tactical Fund	105,362,723	86,208,045
Tactical Total Return Fund	13,538,425	10,345,828

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

	September 30, 2012		September 30, 2011
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
Upgrader Fund	$370,171	$—	$303,493	$—
Aggressive Fund	—	—	133,758	—
Conservative Fund	795,562	—	954,561
Flexible Income Fund	5,221,348	1,276,733	6,622,708	1,877,072
ETF Aggressive Fund	—	—	92,098	—
ETF Upgrader Fund	19,802	—	21,645	—
Tactical Fund	—	—	—	—
Tactical Total Return Fund	33,771	296,317	221,502	26,602

*  Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2012, Continued

As of September 30, 2012, components of accumulated earnings (losses) on a tax basis were as follows:

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
Cost of Investments	$233,882,500	$64,241,519	$44,020,609	$129,010,284
Gross tax unrealized appreciation	21,596,849	7,325,518	2,417,885	6,074,446
Gross tax unrealized depreciation	(41,036)	(22,637)	(16,224)	(5,119)
Net tax unrealized appreciation	21,555,813	7,302,881	2,401,661	6,069,327
Undistributed ordinary income	1,551,411	72,581	571,576	3,670,080
Undistributed long-term capital gain	—	—	—	1,594,486
Total distributable earnings	1,551,411	72,581	571,576	5,264,566
Other accumulated gains (losses)	(125,952,269)	(44,826,026)	(3,231,319)	—
Total accumulated earnings (losses)	$(102,845,045)	$(37,450,564)	$(258,082)	$11,333,893

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
Cost of Investments	$8,769,326	$7,518,729	$39,649,899	$7,684,171
Gross tax unrealized appreciation	1,324,182	342,974	793,516	212,450
Gross tax unrealized depreciation	(10,708)	(6,931)	(116,391)	(12,613)
Net tax unrealized appreciation	1,313,474	336,043	677,125	199,837
Unrealized on written options	—	—	1,116	112
Undistributed ordinary income	8,978	45,049	—	186,075
Undistributed long-term capital gain	—	—	—	35,959
Total distributable earnings	8,978	45,049	—	222,034
Other accumulated gains (losses)	(23,824,381)	(5,275,289)	(35,741,067)	—
Total accumulated earnings (losses)	$(22,501,929)	$(4,894,197)	$(35,062,826)	$421,983

Differences between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals.  The Tactical Fund also had $162,854 in late year capital losses.

Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available a credit facility pursuant to eight separate Loan and Security Agreements for each of the Funds to be used temporarily for extraordinary or emergency purposes, including the financing of redemption payments.  For the fiscal year ended September 30, 2012, the average interest rate on the credit facility was 3.25% (prime rate) for each of the Funds.  Advances are not collateralized by a first lien against the Funds’ assets.  During the fiscal year ended September 30, 2012, the average outstanding average daily balances for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were $50,025, $48,454, $42,038, $83,770, $45,124, $6,904, $0 and $0, respectively.  The maximum amounts available were $25,000,000, $7,000,000, $3,845,000, $13,000,000 $1,000,000, $575,000, $2,000,000 and $775,000, respectively.  The maximum amounts outstanding during the fiscal year ended September 30, 2012 were $818,000, $1,444,000, $3,201,000, $7,320,000, $2,879,000, $489,000, $0 and $0, respectively.  Interest expense amounted to $1,533, $1,452, $1,353, $2,788, $1,474, $225, $0 and $0, respectively, for the fiscal year ended September 30, 2012.  At September 30, 2012, the Conservative Upgrader Fund had an outstanding loan balance of $155,000.

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FundX Upgrader Funds

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX ETF Aggressive Upgrader Fund, the FundX ETF Upgrader Fund, the FundX Tactical Upgrader Fund and the FundX Tactical Total Return Fund (collectively the “Funds”), each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of September 30, 2012, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significantly estimated made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2012

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FundX Upgrader Funds

Expense Example For the Six Months Ended September 30, 2012 (Unaudited)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem those shares that have been held for less than 30 days.  There is no redemption fee for the ETF Aggressive Upgrader and ETF Upgrader Fund. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

FundX Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,015	$6.25
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.26

FundX Aggressive Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,019	$6.71
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.71

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FundX Upgrader Funds

Expense Example For the Six Months Ended September 30, 2012 (Unaudited), Continued

FundX Conservative Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,025	$6.73
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.71

FundX Flexible Income Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,042	$4.75
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.70

FundX ETF Aggressive Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,033	$7.62
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57

FundX ETF Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,018	$7.57
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57

FundX Tactical Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,009	$6.98
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.01

FundX Tactical Total Return Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2012	Value 9/30/2012	During the Period*
Actual	$1,000	$1,018	$7.57
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57

*
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund were 1.24%, 1.33%, 1.33%, 0.93%, 1.50%, 1.50%, 1.39% and 1.50%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

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FundX Upgrader Funds

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
Name, Address	with the	and Length		Overseen	Held During
and Age	Trust(1)	of Time Served	Principal Occupation During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term	President, Talon Industries, Inc. (administrative, management	8	Trustee,
(born 1943)	and	Since May 1991.	and business consulting); formerly, Executive Vice President		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee		and Chief Operating Officer, Integrated Asset Management
Fund Services, LLC			(investment adviser and manager) and formerly, President,
2020 E. Financial Way			Value Line, Inc. (investment advisory and financial publishing firm).
Suite 100
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite Term	Investment Consultant; formerly, Chief Executive Officer,	8	The Dana Foundation;
(born 1939)		Since May 1991.	Rockefeller Trust Co., (prior thereto Senior Vice President), and		The University of
c/o U.S. Bancorp			Managing Director, Rockefeller & Co. (Investment Manager		Virginia Law School
Fund Services, LLC			and Financial Advisor); formerly, Senior Vice President, Norton		Foundation.
2020 E. Financial Way			Simon, Inc.
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite Term	Formerly, President and Founder, National Investor Data	8	None.
(born 1938)		Since May 1991.	Services, Inc. (investment related computer software).
c/o U.S. Bancorp
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term	Consultant, since July 2001; formerly, Executive Vice President,	8	Independent Trustee,
(born 1950)		Since May 1991.	Investment Company Administration, LLC (“ICA”)		The Managers Funds;
c/o U.S. Bancorp			(mutual fund administrator).		Trustee, Managers
Fund Services, LLC					AMG Funds, Aston
2020 E. Financial Way					Funds; Advisory Board
Suite 100					Member, Sustainable
Glendora, CA 91741					Growth Advisers, LP;
Independent Director,
Chase Investment
Counsel.

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FundX Upgrader Funds

Trustees and Executive Officers, Continued

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
Name, Address	with the	and Length		Overseen	Held During
and Age	Trust(1)	of Time Served	Principal Occupation During Past Five Years	by Trustees	Past Five Years
Interested Trustee and Officers of the Trust
Eric W. Falkeis(3)	President	Indefinite Term;	Senior Vice President, and Chief Financial Officer (and other	8	None
(born 1973)		Since January 2011.	positions), U.S. Bancorp Fund Services, LLC, since 1997.
c/o U.S. Bancorp	Trustee	Indefinite Term;
Fund Services, LLC		Since September
615 East Michigan St.		2011.
Milwaukee, WI 53202

Patrick J. Rudnick	Treasurer	Indefinite Term;	Vice President, U.S. Bancorp Fund Services, LLC, since 2006;	Not	Not
(born 1973)		Since November	formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Applicable.	Applicable.
c/o U.S. Bancorp		2009.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Elaine E. Richards	Secretary	Indefinite Term;	Vice President and Legal Compliance Officer, U.S. Bancorp Fund	Not	Not
(born 1968)		Since February	Services, LLC, since July 2007; formerly, Vice President and Senior	Applicable.	Applicable.
c/o U.S. Bancorp		2008.	Counsel, Wells Fargo Funds Management, LLC (2004-2007).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Donna Barrette	Chief	Indefinite Term;	Vice President and Compliance Officer, U.S. Bancorp Fund	Not	Not
(born 1966)	Compliance	Since July 2011.	Services, LLC since August 2004.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer
Fund Services, LLC	Anti-Money	Indefinite Term;
615 East Michigan St.	Laundering	Since July 2011.
Milwaukee, WI 53202	Officer
	Vice President	Indefinite Term;
Since July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an Interested Trustee by virtue of the fact that he is an interested person of Quasar Distributors, LLC, which acts as principal underwriter to the series of the Trust.

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FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which was comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreements for the FundX Aggressive Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX ETF Upgrader Fund, FundX ETF Aggressive Upgrader Fund, FundX Tactical Upgrader Fund, FundX Tactical Total Return Fund and FundX Upgrader Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with FundX Investment Group, LLC (formerly known as DAL Investment Company, LLC) (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Trustees noted that the Advisor had contractually agreed to maintain certain annual expense ratios for each of the Funds. The Trustees noted that a factor in the expense ratio for certain of the Funds was the recoupment by the Advisor of amounts that it had previously paid (either in the form of fee waivers or fund subsidies), and such recoupment was fair. The Trustees also took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of underlying fees, and that investors selecting these Funds were electing a fund-of-funds structure with its attendant additional costs as disclosed in the prospectuses. When reviewing performance and expenses, the Trustees considered each Fund relative to funds within the same Morningstar peer group universe.

The Board specifically discussed the Advisor’s investment strategy for all of the FundX Funds and its use of other investment companies and exchange-traded funds (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board then discussed whether the services provided under the Advisory Agreements were duplicative of the services provided under the Acquired Funds’ advisory contracts.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Morningstar classifications.

For the FundX Aggressive Upgrader Fund, the Board noted that the Fund underperformed its category peer group median for all relevant time periods - the year-to-date, one-year, three-year, and five-year time periods.

For the FundX Conservative Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date period, and underperformed its category peer group median for the one-year, three-year and five-year time periods.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Fund underperformed its category peer group median for the year-to-date, one-year, and three-year periods and matched the performance for the five-year time period.

For the FundX ETF Upgrader Fund, the Board noted that the Fund underperformed its category peer group median for all relevant time periods – the year-to-date, one-year, three-year, and five-year periods.

For the FundX Flexible Income Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date period, while it underperformed its category peer group median for the one, three, and five-year periods.

For the FundX Tactical Total Return Fund, the Board noted that the Fund outperformed its category peer group median for the year-to-date and one-year time periods.  The Board took into consideration the Fund’s short period of operations.

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FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

For the FundX Tactical Upgrader Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date and three-year time periods and outperformed for the one-year time period.

For the FundX Upgrader Fund, the Board noted that the Fund underperformed its category peer group median for all relevant time periods - year-to-date, one-year, three-year, five-year, and ten-year time periods.

The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the FundX Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees also noted that the advisory fee was above its category peer group median and the same as its peer group median of funds of funds.  The Trustees noted that the Fund’s net expense ratio was above its category peer group median and peer group median of funds of funds  The Board noted that the Fund is currently operating below its expense cap.

For the FundX Conservative Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee was above its peer group median and the same as its peer group median of funds of funds.  The Trustees noted that the Fund’s net expense ratio was above its category peer group median and its peer group median of funds of funds.  The Board noted that the Fund is currently operating below its expense cap.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee was above its peer group median and the same as its peer group median of funds of funds.  The Trustees noted that the Fund’s net expense ratio was above its category peer group median and its peer group median of funds of funds.

For the FundX ETF Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee was above its peer group median and the same as its peer group median of funds of funds.  The Trustees noted that the Fund’s net expense ratio was above its category peer group median and its peer group median of funds of funds.

For the FundX Flexible Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.99%.  The Trustees noted that the Fund’s advisory fee and net expense ratio were above its category peer group median, although both the advisory fee and net expense ratio were below those of its peer group median of funds of funds.  The Board noted that the Fund has been operating below its expense cap.

For the FundX Tactical Total Return Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and net expense ratio were above its category peer group median.  The Fund’s advisory fee was the same as, and the net expense ratio was above, its peer group median of funds of funds.

For the FundX Tactical Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and total expense ratio were below its category peer group median.  The Fund’s advisory fee was the same as, and the net expense ratio was above, its peer group median of funds of funds.

For the FundX Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee was above its category peer group median and the same as its peer group median of funds of funds.  The Trustees noted that the Fund’s net expense ratio was above that of its peer group median of funds of funds and its category peer group median.  The Board noted that the Fund has been operating below its expense cap.

The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.  The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

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FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed their specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

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FundX Upgrader Funds

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863].  In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

Federal Tax Information (Unaudited)

For the fiscal year ended September 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Upgrader Fund	100.00%
Aggressive Fund	0.00%
Conservative Fund	37.56%
Flexible Income Fund	3.37%
ETF Aggressive Fund	0.00%
ETF Upgrader Fund	100.00%
Tactical Fund	0.00%
Tactical Total Return Fund	29.39%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2012 was as follows:

Upgrader Fund	100.00%
Aggressive Fund	0.00%
Conservative Fund	36.69%
Flexible Income Fund	3.33%
ETF Aggressive Fund	0.00%
ETF Upgrader Fund	100.00%
Tactical Fund	0.00%
Tactical Total Return Fund	29.11%

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably belive two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-gree (866) 455-FUND to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

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FundX Upgrader Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FundX Upgrader Funds

Advisor
FundX Investment Group LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Contact Us:
For more about our funds and their strategy:
800-763-8639 www.upgraderfunds.com
For account information: 866-455-FUND

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	742935547
FundX Aggressive Upgrader Fund	HOTFX	742935521
FundX Conservative Upgrader Fund	RELAX	742935513
FundX Flexible Income Fund	INCMX	742935497
FundX ETF Aggressive Upgrader Fund	UNBOX	742935349
FundX ETF Upgrader Fund	REMIX	742935331
FundX Tactical Upgrader Fund	TACTX	742935281
FundX Tactical Total Return Fund	TOTLX	742935190

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FundX Upgrader Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$21,800	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX Aggressive Upgrader Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$21,300	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX Conservative Upgrader Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX Flexible Income Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX ETF Aggressive Upgrader Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX ETF Upgrader Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX Tactical Upgrader Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

FundX Tactical Total Return Fund

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    December 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    December 10, 2012

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date    December 7, 2012

* Print the name and title of each signing officer under his or her signature.